Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Crane Company (the “Registrant”) on Form 10-K for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard A. Maue, Principal Financial Officer of the Registrant, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to the best of my knowledge that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
This Certification accompanies this Annual Report on Form 10-K and shall not be treated as having been filed as part of this Annual Report on Form 10-K.

By /s/ Richard A. Maue
Richard A. Maue
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
February 26, 2024